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                                                                    EXHIBIT 10.8

                               NET2000 GROUP, INC.
                           1997 EQUITY INCENTIVE PLAN

                                    ARTICLE I

                                   DEFINITIONS

     1.01. Administrator means the Board or any delegate of the Board that is appointed in accordance with Article III.

     1.02. Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company, including a corporation that becomes an Affiliate after the adoption of this plan.

     1.03. Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an Option or SAR granted to such Participant.

     1.04. Award means any Option, SAR, or Stock Award granted under the Plan.

     1.05. Board means the Board of Directors of the Company.

     1.06. Code means the Internal Revenue Code of 1986, and any amendments thereto.

     1.07. Committee means the Compensation Committee of the Board.

     1.08. Common Stock means the common stock of the Company.

     1.09. Company means Net2000 Group, Inc.

     1.10. Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

     1.11. Exchange Act means the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement.

     1.12. Fair Market Value of a share of the Common Stock for any purpose on a particular date means the fair market value of such share as determined in a manner such as the Board (or the Committee if such responsibilities are delegated thereto by the Board) shall in good faith determine to be appropriate; provided, however, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Board (or the Committee if such responsibilities are delegated thereto by the Board) in good faith in conformance with the Treasury Regulations under Section 422 of the Code.
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     1.13. Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant.

     1.14. Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

     1.15. Participant means an employee of the Company or an Affiliate, including an employee who is a member of the Board, or an individual who provides services to the Company or an Affiliate, who satisfies the requirements of Article IV and is selected by the Administrator to receive a Stock Award, an Option, an SAR or a combination thereof.

     1.16. Plan means the Net2000 Group, Inc., 1997 Equity Incentive Plan.

     1.17. SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

     1.18. Share means a share of the Common Stock.

     1.19. Stock Award means Common Stock awarded to a Participant under Article VIII.

     1.20. Stock Restriction Agreement means the agreement between the Company and the Participant, restricting the transfer of Common Stock, that the Company will require to be executed prior to the exercise of Options and may require to be executed prior to the issuance of Stock Awards.

     1.21. Ten Percent Shareholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

     1.22 Change of control shall be deemed to occur upon the first of the following events:


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              (i)     any person becomes the beneficial owner, directly or
indirectly, of the securities of the company representing 50% or more of the combined voting power of the Company's then outstanding voting securities and such person has the ability to elect a majority of the members of the Company's Board of Directors, if such ownership is not in place on the date of the grant:

              (ii) any person becomes the beneficial owner, directly or indirectly, of the securities of the Company sufficient to elect a majority of the members of the Board of Directors of the Company, provided that the Optionee's responsibilities as an employee of the Company are materially adversely diminished by such change in control; or

              (iii) the sale of all or substantially all of the assets of the Company, or a merger, consolidation, or similar transaction of the company in which the Company is not the surviving entity or the Company's stockholders immediately prior to such transaction hold less than 50% of the voting securities of the surviving entity:

                          A "change in control" shall not include either of the
following events:

              (i) a transaction, the sole purpose of which is to change the state of the Company's incorporation; or

              (ii) a transaction, the result of which is to sell all or substantially all of the assets of the Company to another entity ( the "surviving entity"); provided the surviving entity is owned directly or indirectly by the Company's stockholders immediately following such transaction in substantially the same proportions as their ownership of the Company's voting capital stock immediately preceding such transaction.



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                                   ARTICLE II

                                    PURPOSES

     The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of SARs and Stock Awards. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                   ARTICLE III

                                 ADMINISTRATION

     The Plan shall be administered by the Administrator, subject to the supervision of the Board. The Board may at any time designate the Committee or another committee as Administrator. Until such time, the Board shall act as Administrator. The Administrator shall have authority to grant Awards upon such terms as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company.

     To the extent permitted by applicable law, the Administrator, in its discretion, may delegate to another committee or officer, all or part of the Administrator's authority and duties under the Plan. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate that were consistent with the terms of the Plan.



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                                   ARTICLE IV

                                   ELIGIBILITY

     Any employee of the Company or an Affiliate or a person who provides services to the Company or an Affiliate is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Incentive stock options may be granted only to persons eligible to receive such Options under the Code.

                                    ARTICLE V

                              STOCK SUBJECT TO PLAN

     5.01. Shares Issued. Upon the award of shares of Common Stock pursuant to a Stock Award, or upon the exercise of any Option or SAR, the Company may issue shares of Common Stock from its authorized but unissued Common Stock or treasury shares.

     5.02. Aggregate Limit. Subject to adjustment as provided in Article IX, the maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of SARs and Options and the grant of Stock Awards is 335,766 shares.

     5.03. Reallocation of Shares. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture, or decrease, shall again be available for award under the Plan.

                                   ARTICLE VI

                                     OPTIONS

     6.01. Terms of Award. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards. Each award will be evidenced by an Agreement that details the terms and conditions of the award, which need not be identical for different participants. The Agreement may specify terms and conditions for the award in addition to, but not inconsistent with, those appearing in this Plan.

     6.02. Option Price. The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but in the case of an incentive stock option, the price shall not be less than the Fair Market Value on the date the


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Option is granted. Notwithstanding the preceding sentence, the price per share for Common Stock purchased on the exercise of any incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

     6.03. Maximum Option Period. The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option that is granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any incentive stock option may provide that it is exercisable for a period less than such maximum period.

     6.04. Vesting of Options. Incentive stock options and non-qualified stock options shall vest according to the terms and conditions specified in the applicable Agreement.

     6.05. Nontransferability. Except as provided in Section 6.06, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     6.06. Transferable Options. Section 6.05 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. In addition to transfers described in the preceding sentence the Administrator may grant Options that are not incentive stock options that are transferable on other terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section 6.05 shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

     6.07. Death. In the case of the death of a Participant, the Option shall expire on the one (1) year anniversary of the Participant's death, or if earlier, the date specified in Section 6.03 above. During the one (1) year period following the Participant's death, the Option may be exercised to the extent it could have been exercised at the time the Participant died, subject to any adjustment under Article IX herein.



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     6.08. Disability. If a Participant becomes disabled within the meaning of
Code section 22(3)(3) and as a result thereof, his or her employment with the Company terminates, the Option shall expire on the one (1) year anniversary date of the Participant's last day of employment, or, if earlier, the date specified in Section 6.03 above. During the one (1) year period following the Participant's termination of employment by reason of disability, the Option may be exercised as to the number of Shares for which it could have been exercised at the time the Participant became disabled, subject to any adjustments under
Article IX herein.

     6.09. Retirement. If the Participant's employment terminates by reason of normal retirement under the Company's normal retirement policies, the Option will expire ninety (90) days after the Participant's last day of employment, or, if earlier, on the date specified in Section 6.03 above. During the ninety (90) day period following the Participant's normal retirement, the Option may be exercised as to the number of Shares for which the Option would have been exercisable on the retirement date, subject to any adjustment under Article IX herein.

     6.10. Termination of Service. Unless an Agreement provides otherwise, if the Participant ceases employment for any reason other than death, disability, or retirement (as described above), all Options held by the Participant shall lapse and terminate on the 30th day following the day upon which the Participant's employment with the Company is terminated. For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     6.11. Securities Law Compliance. Options granted to Employees under the Plan shall be exercisable only if the issuance of Shares pursuant to the exercise would be in compliance with applicable securities laws, as contemplated by Article X of the Plan.

     6.12. Exercise. Subject to the provisions of this Plan, including the vesting schedule in Section 6.04, and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. In addition, no Option may be exercised until the Participant executes a Stock Restriction Agreement covering the Shares to be acquired by exercise of the Option. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.


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     6.13. Payment. Unless otherwise provided by the Agreement, payment of the
Option price shall be made in cash or a cash equivalent acceptable to the Administrator. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

     6.14. Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

     6.15. Disposition of Stock. A Participant shall notify the Company of any permitted sale or other disposition of Common Stock acquired pursuant to an incentive stock option if such permitted sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

                                   ARTICLE VII

                                      SARS

     7.01. Award. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by such awards. For purposes of the preceding sentence, an Option and Corresponding SAR shall be treated as a single award. In addition no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

     7.02. Maximum SAR Period. The maximum period in which an SAR may be exercised shall be determined by the Administrator on the date of grant, except that no Corresponding SAR that is related to an incentive stock option shall be exercisable after the expiration of ten years from the date such related Option was granted. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Shareholder, such Corresponding SAR shall not be exercisable after the expiration of five years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an incentive stock option may provide that it is exercisable for a period less than such maximum period.


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     7.03. Nontransferability. Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     7.04. Transferable SARs. Section 7.03 to the contrary notwithstanding, the Administrator may grant transferable SARs to the extent that, and on such terms as, may be permitted by Securities Exchange Commission Rule 16b-3 as in effect from time to time. In the event of any such transfer, the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities. The holder of an SAR transferred pursuant to this Section 7.04 shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant.

     7.05. Exercise. Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

     7.06. Employee Status. If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

     7.07. Settlement. At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

     7.08. Shareholder Rights. No Participant shall, as a result of receiving an SAR award, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.


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                                  ARTICLE VIII

                                  STOCK AWARDS

     8.01. Award. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

     8.02. Vesting. The Administrator, on the date of the award, may prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement, or may require that the Participant execute a Stock Restriction Agreement. If a Stock Award is not nonforfeitable and transferable upon its grant, the period of restriction shall be at least three years; provided, however, that the minimum period of restriction shall be at least one year in the case of a Stock Award that will become transferable and nonforfeitable on account of the satisfaction of performance objectives prescribed by the Administrator.

     8.03. Performance Objectives. In accordance with Section 8.02, the Administrator may prescribe that Stock Awards will become vested or transferable or both based on objectives stated with respect to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value. If the Administrator, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Administrator certifies that such objectives have been achieved.

     8.04. Employee Status. In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     8.05. Shareholder Rights. Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power,


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endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

                                   ARTICLE IX

                         ADJUSTMENT UPON CERTAIN EVENTS

     The maximum number of shares as to which Awards may be granted under this Plan, and the terms of outstanding Awards shall be adjusted as the Administrator shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Administrator, necessitates such action. Any determination made under this Article IX by the Administrator shall be final and conclusive.

     The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, or the terms of outstanding Awards.

     The Administrator may make Stock Awards and may grant Options and SARs in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article IX. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Administrator, in its discretion, determines is appropriate.

     If there is a Change of Control 50% of the options or SARs outstanding will vest immediately.

     Except as otherwise expressly provided in this Article IX, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class in the Company or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock or any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares subject to the Option or SAR, or the Stock Award.


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     The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any of its business or assets.

                                    ARTICLE X

                         TAXES, COMPLIANCE WITH LAW AND
                          APPROVAL OF REGULATORY BODIES

     As a condition to the issuance of Shares upon Option exercise (whether to the Participant or to his beneficiary), the Company shall have the right to withhold from payments otherwise due and owing to the Participant (or his beneficiary) or to require the Participant (or his beneficiary) to remit to the Company in cash upon demand an amount sufficient to satisfy any federal (including FICA and FUTA amounts), state, or local withholding tax requirements at the time the Participant (or his beneficiary) recognizes income for federal, state, or local tax purposes as the result of the receipt of Shares pursuant to the Plan

     Options and SARs are exercisable, and Shares may be delivered under this Plan, only in compliance with all applicable federal and state laws and regulations and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option or SAR is exercisable only if either: (a) a registration statement pertaining to the Shares to be issued upon exercise of the Option or SAR has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise; or (b) an exemption from the registration requirements of applicable securities laws is available. This Plan does not require the Company, however, to file such a registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Administrator deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Article X. No Option or SAR may be exercised, and Shares may not be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Administrator deems advisable.

     Each person who acquires the right to exercise an Option or SAR or to ownership of Shares by bequest or inheritance may be required by the Administrator to furnish reasonable evidence of ownership of the Option or SAR as a condition to his exercise of the Option or SAR. In addition, the Administrator may require such consents and releases of taxing authorities as the Administrator deems advisable.

     With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this Plan are intended to comply with all applicable conditions


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of Rule 16b-3 under the 1934 Act or its successor under the 1934 Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators.

                                   ARTICLE XI

                               GENERAL PROVISIONS

     11.01. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

     11.02. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     11.03. Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     11.04. Indemnification of the Administrator, Committee, and the Board. In addition to such other rights of indemnification as they may have as directors, the members of the Administrator, Committee and the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Administrator, Committee, or Board member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit, or proceeding, the Administrator, Committee or Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     11.05. Applicable Law. The validity, interpretation, and enforcement of this Plan is governed in all respects by the laws of the State of Delaware and the United States of America.

     11.06. Investment Purpose. Each Award shall be granted on the condition that the purchase or issuance of Shares thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event that the Shares issued or subject to such Option or SAR are registered under the Securities Act of 1933, as amended, or in the event a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

     11.07. Liability of the Company. The Company shall not be liable to any person for any tax consequences expected but not realized by a Participant or other person due to the exercise of an Option or SAR.

     11.08. Stock Restriction Agreement. The Shares acquired under this Plan shall be subject to the Stock Restriction Agreement to be executed by such Participant as a condition precedent to the exercise of an Option or SAR, or to the issuance of a Stock Award. The Stock Restriction Agreement shall include, among other items, the right of the Company to purchase any Shares offered by a Participant and an offer of the Shares to the Company if a Participant's employment by the Company terminates for any reason.

     11.09. Designation of Beneficiary. Each Participant shall designate in the Agreement he executes, a beneficiary to receive Awards granted hereunder in the event of his death; provided, that if no such beneficiary is designated or if the beneficiary so designated does not survive the Participant, the estate of such Participant shall be deemed to be his beneficiary. Participants may, by written notice to the Board, change the beneficiary designated in any outstanding Agreements.

                                   ARTICLE XII

                                    AMENDMENT

     The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) the amendment changes the class of individuals eligible to become Participants or (iii) the amendment materially increases the benefits that may be provided under the Plan. No amendment shall, without a Participant's consent, adversely affect any vested rights of such Participant under any Award outstanding at the time such amendment is made.

                                  ARTICLE XIII

                                DURATION OF PLAN

     No Award may be granted under this Plan after October 20, 2007. Awards granted before that date shall remain valid in accordance with their terms.


                                   ARTICLE XIV

                             EFFECTIVE DATE OF PLAN

     Options and SARs may be granted under this Plan upon its adoption by the Board, provided that no Option or SAR shall be effective or exercisable unless this Plan is approved by a majority of the votes entitled to be cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting within twelve months of such adoption. Stock Awards may be granted under this Plan upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.


Date Plan adopted by Board of Directors:        October 20, 1997

Date Plan approved by Shareholders:             October 20, 1997


     This Plan, having been approved by the Board of Directors and Shareholders of the Company, is effective as of October 20, 1997.

/s/  Bruce W. Bednarski                         /s/  Clayton A. Thomas, Jr.
-----------------------                         ----------------------------
Bruce W. Bednarski                              Clayton A. Thomas, Jr.
Secretary                                       President


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